UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 14, 2021

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-197724	30-0809134
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road

FuTian District, Shenzhen City, China

(Address of principal executive offices)

(516) 422-6285

+ 86 186-3876-7939

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 15, 2019, Jin Wan Hong International Holdings Limited (“we,” “us,” “our,” or “our Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”) to disclose that a reverse merger transaction (the “Reverse Merger”) had been consummated between the Company and Jin Wan Hong (BVI) International Holdings Limited, a company incorporated in the British Virgin Islands (“Jin Wan (BVI)”, which is the holding company for Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd. (“Jin Wan Hong Industrial”)).

On March 6, 2019 the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Jin Wan (BVI). Pursuant to the Share Exchange Agreement the Company agreed to issue an aggregate of 67,000,000 shares of its common stock (with standard restrictive legend) to the shareholders of Jin Wan (BVI) in exchange for 100% of the issued and outstanding equity of Jin Wan (BVI) (as more fully set forth in the Share Exchange Agreement).On July 15, 2019 we closed the Reverse Merger, issued an aggregate of 67,000,000 shares of common stock and Jin Wan (BVI) became a 100% wholly-owned subsidiary of the Company.As a result of the exchange, we acquired the business of Jin Wan (BVI) (and its subsidiary Jin Wan Hong Industrial) and will continue the existing business operations of Jin Wan (BVI) (and its subsidiaries) as a publicly-traded company under the current name of the Company, Jin Wan Hong International Holdings Limited.

As a result of the closing of the Reverse Merger, the Company obtained 100% of the outstanding shares of Jin Wan (BVI), which is the holding company for Jin Wan Hong (HK) International Holdings Limited, a Hong Kong corporation (“Jin Wan Hong (HK)”). Jin Wan Hong (HK) owns 100% of the shares of a People’s Republic of China (the “PRC”) registered wholly owned foreign entity (WOFE), Shenzhen Qianhai Jinwanhong Holdings Ltd. (“Shenzhen Qianhai”). Through a series of contractual agreements, Shenzhen Qianhai controls Century Wanhong (Shenzhen) Holdings Ltd. (“Century Wanhong”) and Shenzhen Qianhai Jin Wan Hong Industrial Co. Ltd. (“Jin Wan Hong Industrial”).

In accordance with “reverse merger” or “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the closing of the Reverse Merger will be replaced with the historical financial statements of Jin Wan Hong Industrial, prior to the closing of the Reverse Merger, and in all future filings with the SEC, as Jin Wan (BVI), Jin Wan Hong (HK), Shenzhen Qianhai, and Century Wanhong are holding companies with no operating activities prior to the closing of the Reverse Merger.

In connection with the closing of the Reverse Merger the Company changed its fiscal year end from May 31 to June 30.

Our Company is filing this Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Jin Wan Hong Industrial, including its financial statements for the year ended June 30, 2019 and 2018, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer and to provide the pro forma information required in connection with the transaction. Accordingly, our Company is filing herewith as Exhibit 99.1 the financial statements that would be included in an Annual Report on Form 10-K for the period ended June 30, 2019, if Jin Wan Hong Industrial were to file such form.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our Company’s filings made with the SEC subsequent to the date of the Original Filing.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective with the closing of the Reverse Merger the Company has changed its fiscal year end From May 31 to June 30.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Included in Exhibit 99.1 filed herewith are the financial statements of Jin Wan Hong Industrial for the year ended June 30, 2019 and 2018, which are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of our Company, including the unaudited pro forma combined balance sheet as of June 30, 2019, the unaudited pro forma combined statement of comprehensive loss for the year ended June 30, 2019 and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit	Description
10.01	Letter of Authorization from Shufeng Lu to Shenzhen Qianhai Jin Wan Hong Industrial Co. Ltd. dated July 1, 2016. (Translated) (1)
10.02	Lease Agreement between Shenzhen Qifeng Logistic Chain Service Co., Ltd. and Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd. dated October 17, 2016. (Translated) (1)
10.03	Power of Attorney dated March 13, 2019 by Shufeng Lu. (Translated)(1)
10.04	Power of Attorney dated March 13, 2019 by Xiaoyang Zhang. (Translated)(1)
10.05

Exclusive Management Consulting and Service Agreement dated March 13, 2019 between Shenzhen Qianhai Jinwanhong Holdings Ltd., Century Wanhong (Shenzhen) Holdings Ltd., Shufeng Lu; and Xiaoyang Zhang. (Translated)(1)

10.06	Exclusive Pledge Contract dated March 13, 2019 between Shenzhen Qianhai Jinwanhong Holdings Co., Ltd., Shufeng Lu; and Xiaoyang Zhang. (Translated)(1)
10.07	Exclusive Option Agreement dated March 13, 2019 between Shenzhen Qianhai Jinwanhong Holdings Co., Ltd., Shufeng Lu; and Xiaoyang Zhang. (Translated)(1)
10.08

Share Exchange Agreement dated as of March 6, 2019 between Jin Wan Hong International Holdings Limited, Jin Wan Hong (BVI) International Holdings Limited and the shareholders of Jin Wan Hong (BVI) International Holdings Limited.(2)

99.1	Form 10-K Disclosure of Shenzhen Qianhai Jin Wan Hong Industrial Co. Ltd. for the year ended June 30, 2019.
99.2	Unaudited Pro Forma Combined Financial Statements.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2019.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 14, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jin Wan Hong International Holdings Limited

Date: April 14, 2021	By	/s/ Shufeng Lu
Shufeng Lu
Chief Executive Officer, Chairman
Principal Executive Officer

Date: April 14, 2021	By	/s/ Haisong Lin
Haisong Lin
Chief Financial Officer
Principal Financial Officer and Principal Accounting Officer

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